UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2024

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 1.420455 shares of common stock, each at an exercise price of $8.10 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On October 26, 2024, the board of directors of Allurion Technologies, Inc. (the “Company”) determined that the date of its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) will be Wednesday, December 11, 2024. The time, location, and other meeting details for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed prior to the Annual Meeting with the Securities Exchange Commission (the “SEC”). The record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting will be November 6, 2024.

Because this will be the Company’s first annual meeting, stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Annual Meeting must submit such proposal to the Company’s Secretary at Allurion Technologies, Inc., 11 Huron Drive, Natick, MA 01760 by November 7, 2024, which the Company has determined to be a reasonable time before the Company begins to print and send the proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

Pursuant to the Company’s amended and restated bylaws (the “Bylaws”), stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address specified above, no later than close of business on November 7, 2024. In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 7, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

Date:	October 28, 2024	By:	/s/ Brendan Gibbons
		Name: Title:	Brendan Gibbons Chief Legal Officer